Q U A R T E R L Y S U P P L E M E N T A L I N F O R M A T I O N FOURTH QUARTER 2023 Exhibit 99.2

TABLE OF CONTENTS December 31, 2023 PAGE PAGE SUMMARY / HIGHLIGHTS 3 TENANT DATA TOP 15 TENANTS 18 FINANCIAL DATA QUARTERLY LEASING SUMMARY 19 CONSOLIDATED BALANCE SHEETS 4 LEASE ROLLOVER SCHEDULE 20 CONSOLIDATED STATEMENTS OF OPERATIONS 5 PROPERTY LEASES AND VACANCIES 21 NON-GAAP FINANCIAL DATA 6 SELECT CREDIT METRICS SUMMARY 10 DEBT OTHER FINANCIAL DATA 11 MORTGAGES AND NOTES PAYABLE 30 DEBT MATURITY SCHEDULE 32 CAPITAL DEPLOYMENT DEBT COVENANTS 33 QUARTERLY INVESTMENTS / CAPITAL RECYCLING 12 DEVELOPMENT SUMMARY 13 COMPONENTS OF NET ASSET VALUE 34 CAPITAL EXPENDITURES AND LEASING COSTS 15 NON-GAAP MEASURES DEFINITIONS 35 PORTFOLIO DATA APPENDIX - OTHER PORTFOLIO 39 SAME STORE DATA 16 INDUSTRIAL PORTFOLIO INFORMATION 17 INVESTOR INFORMATION 40 This Quarterly Supplemental Information contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under LXP Industrial Trust (“LXP”)'s control which may cause actual results, performance or achievements of LXP to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in LXP's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) national, regional and local economic and political climates and changes in applicable governmental regulations and tax legislation, (2) the outbreak of highly infectious or contagious diseases and natural disasters, (3) authorization by LXP's Board of Trustees of future dividend declarations, (4) LXP's ability to achieve its estimates of net income attributable to common shareholders and Adjusted Company FFO for the year ending December 31, 2024, (5) the successful consummation of any lease, acquisition, development, build-to-suit, disposition, financing or other transaction, including achieving any estimated yields (6) the failure to continue to qualify as a real estate investment trust, (7) changes in general business and economic conditions, including the impact of any legislation, (8) competition, (9) inflation and increases in operating costs, (10) labor shortages, (11) supply chain disruption and increases in real estate construction costs and raw materials costs and construction schedule delays, (12) defaults or non-renewals of significant tenant leases, (13) changes in financial markets and interest rates, (14) changes in accessibility of debt and equity capital markets, (15) future impairment charges, and (16) risks related to our investments in our non-consolidated joint ventures. Copies of the periodic reports LXP files with the Securities and Exchange Commission are available on LXP's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe LXP's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, LXP undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that LXP's expectations will be realized. See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document. All information is on a consolidated basis unless noted.

SUMMARY / HIGHLIGHTS December 31, 2023 Quarterly Highlights Portfolio Statistics - Net Income - $0.04 per diluted common share # of Properties: 115 - Adjusted Company FFO - $0.17 per diluted common share # of States: 18 - Industrial Same-Store NOI increased 4.1% in 2023 compared to 2022 Square Footage: 54.6 million - Completed 2.2 million square feet of new and extended leases, raising Industrial Base and Cash Base Rents Ongoing Development Projects: 6 by 39.4% and 28.4% respectively (56.1% and 40.6%, respectively, excluding fixed-rate renewals) Stabilized Portfolio % Leased: 100.0% - Extended the $300.0 million term loan until January 31, 2027 # of Leases: 136 - Issued $300.0 million aggregate principal amount of 6.75% Senior Notes due 2028 - Invested an aggregate of $23.9 million in development activities, including $20.7 million in 6.0 years ongoing consolidated development projects Weighted-Average Age: 9.5 years - Placed into service warehouse/distribution facilities containing an aggregate of 1.4 million square feet in three target markets Developable Land:(1) 523 acres - Sold one property for a gross sales price of $18.0 million - Net Debt to Adjusted EBITDA ratio was 6.0x at quarter end Footnote (1) Includes consolidated and non-consolidated developable land. Weighted-Average Lease Term (ABR): LXP is a real estate investment trust ("REIT") focused on single-tenant industrial real estate investments. LXP has been a publicly traded REIT since 1993 (NYSE: LXP). LXP's investment strategy is focused on the acquisition and development of high quality and well-located industrial warehouse and distribution facilities. Table of Contents 3

CONSOLIDATED BALANCE SHEETS (Unaudited and in thousands, except share and per share data) December 31, 2023 December 31, 2022 Assets: Real estate, at cost 3,774,239$ 3,691,066$ Real estate - intangible assets 314,525 328,607 Land held for development 80,743 84,412 Investments in real estate under construction 319,355 361,924 Real estate, gross 4,488,862 4,466,009 Less: accumulated depreciation and amortization 904,709 800,470 Real estate, net 3,584,153 3,665,539 Assets held for sale 9,168 66,434 Right-of-use assets, net 19,342 23,986 Cash and cash equivalents 199,247 54,390 Restricted cash 216 116 Short term investments 130,140 - Investments in non-consolidated entities 48,495 58,206 Deferred expenses, net 35,008 25,207 Investment in a sales-type lease, net 63,464 61,233 Rent receivable - current 5,327 3,030 Rent receivable - deferred 80,421 71,392 Other assets 17,794 24,314 Total assets 4,192,775$ 4,053,847$ Liabilities and Equity: Liabilities: Mortgages and notes payable, net 60,124$ 72,103$ Term loan payable, net 296,764 298,959 Senior notes payable, net 1,286,145 989,295 Trust preferred securities, net 127,794 127,694 Dividends payable 39,610 38,416 Liabilities held for sale 417 1,150 Operating lease liabilities 20,233 25,118 Accounts payable and other liabilities 57,981 74,261 Accrued interest payable 11,379 9,181 Deferred revenue - including below market leases, net 9,428 11,452 Prepaid rent 17,443 15,215 Total liabilities 1,927,318 1,662,844 Commitments and contingencies Equity: Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares: 94,016 94,016 29 29 Additional paid-in-capital 3,330,383 3,320,087 Accumulated distributions in excess of net income (1,201,824) (1,079,087) Accumulated other comprehensive income 9,483 17,689 Total shareholders' equity 2,232,087 2,352,734 Noncontrolling interests 33,370 38,269 Total equity 2,265,457 2,391,003 Total liabilities and equity 4,192,775$ 4,053,847$ Common shares, par value $0.0001 per share; authorized 600,000,000 shares, 293,449,088 and 291,719,310 shares issued and outstanding in 2023 and 2022, respectively Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issues and outstanding Table of Contents 4

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)	Three months ending December 31, 2023	Three months ending December 31, 2022	Twelve months ending December 31, 2023	Twelve months ending December 31, 2022
Gross revenues:				
Rental revenue	$ 81,894	$ 79,243	$ 334,220	$ 313,992
Other revenue	1,062	1,861	6,283	7,253
Total gross revenues	**82,956**	**81,104**	**340,503**	**321,245**
Expenses applicable to revenues:				
Depreciation and amortization	(46,220)	(45,922)	(183,524)	(180,567)
Property operating	(12,717)	(12,647)	(58,394)	(54,870)
General and administrative	(9,468)	(9,621)	(36,334)	(38,714)
Transaction costs	-	(4,121)	(4)	(4,177)
Non-operating income	2,251	582	2,982	935
Interest and amortization expense	(13,887)	(12,659)	(46,389)	(45,417)
Debt satisfaction losses, net	(132)	-	(132)	(119)
Impairment charges	-	(580)	(16,490)	(3,037)
Change in allowance for credit loss	3	(93)	32	(93)
Gains on sales of properties	17,977	6,143	33,010	59,094
Selling profit from sales-type lease	-	37,745	-	47,059
Income before provision for income taxes and equity in earnings (losses) of non-consolidated entities	**20,763**	**39,931**	**35,260**	**101,339**
Provision for income taxes	(57)	(151)	(703)	(1,102)
Equity in earnings (losses) of non-consolidated entities	(1,219)	426	1,366	16,006
Net income	**19,487**	**40,206**	**35,923**	**116,243**
Less net income attributable to noncontrolling interests	(4,886)	(1,733)	(5,540)	(2,460)
Net income attributable to LXP Industrial Trust shareholders	**14,601**	**38,473**	**30,383**	**113,783**
Dividends attributable to preferred shares - Series C	(1,572)	(1,572)	(6,290)	(6,290)
Allocation to participating securities	(44)	(35)	(230)	(186)
Net income attributable to common shareholders	**$ 12,985**	**$ 36,866**	**$ 23,863**	**$ 107,307**
Net income attributable to common shareholders - per common share basic	$ 0.04	$ 0.13	$ 0.08	$ 0.38
Weighted-average common shares outstanding - basic	**290,420,220**	**274,928,363**	**290,245,877**	**279,887,760**
Net income attributable to common shareholders - per common share diluted	$ 0.04	$ 0.13	$ 0.08	$ 0.38
Weighted-average common shares outstanding - diluted	**291,325,979**	**276,118,668**	**291,193,514**	**282,473,458**

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NON-GAAP FINANCIAL DATA

(Unaudited and in thousands, except share and per share data)	Three months ending December 31, 2023	Three months ending December 31, 2022	Twelve months ending December 31, 2023	Twelve months ending December 31, 2022
FUNDS FROM OPERATIONS:				
Basic and Diluted:				
Net income attributable to common shareholders	$ 12,985	$ 36,866	$ 23,863	$ 107,307
Adjustments:				
Depreciation and amortization - real estate	45,070	45,125	179,554	177,725
Impairment charges - real estate, including our share of non-consolidated entities	1,369	838	17,859	8,137
Noncontrolling interest - OP units	5	9	(58)	156
Amortization of leasing commissions	1,150	797	3,970	2,842
Joint venture and noncontrolling interest adjustment	7,000	2,527	13,168	11,112
Gain on sales of properties, including our share of non-consolidated entities	(17,978)	(7,759)	(38,796)	(83,562)
FFO available to common shareholders and unitholders - basic	**49,601**	**78,403**	**199,560**	**223,717**
Preferred dividends	1,572	1,572	6,290	6,290
Amount allocated to participating securities	44	35	230	186
FFO available to common equityholders and unitholders - diluted	**51,217**	**80,010**	**206,080**	**230,193**
Selling profit from sales-type lease[1]	-	(37,745)	-	(47,059)
Allowance for credit losses	(3)	93	(32)	93
Transaction costs[2]	-	4,121	4	4,177
Debt satisfaction losses, net, including our share of non-consolidated entities	138	1	138	1,615
Other non-recurring costs[3]	-	-	-	2,573
Noncontrolling interest adjustments	-	1,469	1	1,469
Adjusted Company FFO available to all equityholders and unitholders - diluted	**$ 51,352**	**$ 47,949**	**$ 206,191**	**$ 193,061**
Per Common Share and Unit Amounts:				
Basic:				
FFO	$ 0.17	$ 0.28	$ 0.69	$ 0.80
Diluted:				
FFO	$ 0.17	$ 0.28	$ 0.70	$ 0.80
Adjusted Company FFO	$ 0.17	$ 0.17	$ 0.70	$ 0.67
Weighted-Average Common Shares:				
Basic:				
Weighted-average common shares outstanding - basic EPS	290,420,220	274,928,363	290,245,877	279,887,760
Operating partnership units[4]	795,855	835,555	820,386	853,259
Weighted-average common shares outstanding - basic FFO	**291,216,075**	**275,763,918**	**291,066,263**	**280,741,019**
Diluted:				
Weighted-average common shares outstanding - diluted EPS	291,325,979	276,118,668	291,193,514	282,473,458
Unvested share-based payments awards	-	-	-	17,381
Preferred shares - Series C	4,710,570	4,710,570	4,710,570	4,710,570
Weighted-average common shares outstanding - diluted FFO	**296,036,549**	**280,829,238**	**295,904,084**	**287,201,409**

(1) Aggregate gains recognized upon entering into a sales-type lease and exercises of tenants' purchase options in leases.
(2) Includes initial direct costs incurred in connection with entering into investments classified as sales-type leases and other acquisition related costs.
(3) Includes costs related to strategic alternatives and shareholder activism.
(4) Includes OP units other than OP units held by us.

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NON-GAAP FINANCIAL DATA (CONTINUED) (Unaudited and in thousands) 2023 2022 2023 2022 Adjusted Company FFO available to all equityholders and unitholders - diluted 51,352$ 47,949$ 206,191$ 193,061$ FUNDS AVAILABLE FOR DISTRIBUTION Adjustments: Straight-line adjustments (1,750) (2,519) (9,688) (11,412) Lease incentives 125 127 439 518 Amortization of above/below market leases (449) (449) (1,796) (1,865) Sales-type lease non-cash income (574) (342) (2,199) (342) Non-cash interest 1,028 819 3,487 3,278 Non-cash charges, net 2,195 1,846 8,934 7,483 Capitalized interest and internal costs (2,842) (2,549) (12,002) (8,014) Second generation tenant improvements (982) (78) (2,619) (5,094) Second generation lease costs (3,788) (475) (5,521) (2,613) Joint venture and non-controlling interests adjustment 102 (103) (569) (211) Company Funds Available for Distribution 44,417$ 44,226$ 184,657$ 174,789$ Three months ending December 31, Twelve months ending December 31, Table of Contents 7

NON-GAAP FINANCIAL DATA (CONTINUED) ($000) Net Operating Income ("NOI"): 2023 2022 2023 2022 Net income 19,487$ 40,206$ 35,923$ 116,243$ Interest and amortization expense 13,887 12,659 46,389 45,417 Provision for income taxes 57 151 703 1,102 Depreciation and amortization 46,220 45,922 183,524 180,567 General and administrative 9,468 9,621 36,334 38,714 Transaction costs - 4,121 4 4,177 Non-operating/advisory fee income (3,260) (1,934) (7,319) (6,550) Gains on sales of properties (17,977) (6,143) (33,010) (59,094) Impairment charges - 580 16,490 3,037 Selling profit from sales-type lease - (37,745) - (47,059) Debt satisfaction losses, net 132 - 132 119 Equity in (earnings) losses of non-consolidated entities 1,219 (426) (1,366) (16,006) Lease termination income, net - - - (238) Straight-line adjustments (1,750) (2,519) (9,688) (11,412) Lease incentives 125 127 439 518 Amortization of above/below market leases (449) (449) (1,796) (1,865) Sales-type lease adjustments (577) (249) (2,231) (249) NOI 66,582 63,922 264,528 247,421 Less NOI: Acquisitions, development and dispositions (6,809) (6,480) (39,241) (30,858) Same-Store NOI 59,773$ 57,442$ 225,287$ 216,563$ Twelve months ending December 31,Three months ending December 31, Table of Contents 8

NON-GAAP FINANCIAL DATA (CONTINUED) ($000) Adjusted EBITDA: Twelve months ended 12/31/2023 Net income attributable to LXP Industrial Trust shareholders 30,383$ Interest and amortization expense 46,389 Provision for income taxes 703 Depreciation and amortization 183,524 Straight-line adjustments (9,688) Sales-type lease non-cash income (2,199) Lease incentives 439 Amortization of above/below market leases (1,796) Gains on sales of properties (33,010) Impairment charges 16,490 Debt satisfaction losses, net 132 Sales-type lease adjustments (32) Non-cash charges, net 8,934 Pro-rata share adjustments: Non-consolidated entities adjustment 9,442 Noncontrolling interests adjustment 4,425 Adjusted EBITDA 254,136$ Table of Contents 9

SELECT CREDIT METRICS SUMMARY (1) 12/31/2020 12/31/2021 12/31/2022 12/31/2023 Adjusted Company FFO Payout Ratio 55.6% 56.7% 72.4% 72.1% Unencumbered Assets $3.8 billion $4.2 billion $4.5 billion $4.5 billion Unencumbered NOI 89.3% 92.6% 93.4% 96.3% (Debt + Preferred) / Gross Assets 32.5% 33.4% 32.1% 36.6% Debt/Gross Assets 30.4% 31.4% 30.1% 34.7% Secured Debt / Gross Assets 3.1% 1.7% 1.5% 1.2% Unsecured Debt / Unencumbered Assets 32.1% 33.5% 31.3% 38.4% Net Debt / Adjusted EBITDA (2) 4.8x 5.5x 6.4x 6.0x (Net Debt + Preferred) / Adjusted EBITDA (2) 5.1x 5.8x 6.9x 6.4x Credit Facility Availability (3) $600.0 million $600.0 million $600.0 million $600.0 million Footnotes (1) LXP believes these credit metrics provide investors with additional information to evaluate its liquidity and performance. (2) Includes prorata share of non-consolidated assets. Adjusted EBITDA is for the last 12 months. (3) Subject to covenant compliance. Table of Contents 10

OTHER FINANCIAL DATA Future Rent Estimates for Current Leases Year Base Rent (1) Cash Base Rent (1) Difference 2024 278,657$ 269,552$ (9,105)$ 2025 261,690 259,983 (1,707) Balance Sheet Other assets 17,794$ The components of other assets are: Deposits 1,516$ Equipment 194 Prepaids 924 Interest receivable 1,180 Other receivables 668 Deferred lease incentives 3,752 Derivative asset 9,471 Deferred asset 89 Accounts payable and other liabilities 57,981$ The components of accounts payable and other liabilities are: Accounts payable and accrued expenses 29,736$ Development, CIP and other accruals 21,052 Taxes 444 Deferred lease costs 2,578 Deposits 4,056 Transaction costs 115 Footnote (1) ($000) 12/31/2023 Amounts assume (i) lease terms for non-cancellable periods only, (ii) no new or renegotiated leases are entered into after 12/31/2023, and (iii) no properties are sold or acquired after 12/31/2023. Includes future rent estimates for leased development projects. Table of Contents 11

QUARTERLY INVESTMENTS / CAPITAL RECYCLING SUMMARY

12/31/2023

PLACED IN SERVICE DEVELOPMENT:

Property Type (% Owned)	Market	Square Feet		Initial Cost Basis ($000)[1]	Month Placed in Service	Primary Lease Expiration	Percent Leased
Consolidated							
1 Industrial (95%) [2]	Columbus, OH	1,074,840	$	64,524	October	10/2033	100%
2 Industrial (90%)	Greenville/Spartanburg, SC	304,884		21,676	October	02/2029	100%
3 Industrial (100%)	Central Florida	57,690		7,985	December	01/2029	(3)
3 TOTAL PROPERTY INVESTMENTS		**1,437,414**	**$**	**94,185**			

CAPITAL RECYCLING:[4]

Location		Property Type		Gross Disposition Price ($000)		Annualized Net Income ($000)[5]		Annualized NOI ($000)[5]	Month of Disposition	% Leased		Gross Disposition Price PSF
Consolidated												
1 Owensboro [6]	KY	Other	$	18,000	$	1,768	$	1,898	November	100%	$	40.60
1 TOTAL CONSOLIDATED PROPERTY DISPOSITIONS			**$**	**18,000**	**$**	**1,768**	**$**	**1,898**				

Footnotes

(1) Initial cost basis excludes certain costs, including lease commissions and developer fee or partner promote, if any.

(2) Subsequent to 12/31/2023, acquired the remaining 5% from our joint venture partner.

(3) Partial completion of the South Shore development project, representing 23% of the total project square footage.

(4) In addition, the Palo Alto, California office property's ground lease expired by its terms and the property was turned over to the ground owner. Also, a perpetual utility easement in Phoenix, Arizona was granted in exchange for $6.2 million.

(5) Generally, quarterly period prior to sale, annualized.

(6) LXP owned 71.1%.

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DEVELOPMENT SUMMARY

12/31/2023

ONGOING DEVELOPMENT NOT IN SERVICE:

Project (% owned)	# of Buildings	Market	Estimated Sq. Ft.	Estimated Project Cost ($000)[1]	GAAP Investment Balance as of 12/31/2023 ($000)[2]	LXP Amount Funded as of 12/31/2023 ($000)[3]	Base Building Completion Date	% Leased as of 12/31/2023	Estimated Placed in Service Date
Consolidated									
Development Projects Leased									
1 Cotton 303 (93%) [4]	1	Phoenix, AZ	488,400	$ 55,300	$ 50,716	$ 44,523	1Q 2024	100%	1Q 2024
1 Subtotal	**1**		**488,400**	**$ 55,300**	**$ 50,716**	**$ 44,523**			
Development Projects Available for Lease									
1 Ocala (80%)	1	Central Florida	1,085,280	$ 85,200	$ 80,184	$ 70,605	1Q 2023	-	-
2 Mt. Comfort (80%)	1	Indianapolis, IN	1,053,360	66,400	64,489	58,736	1Q 2023	-	-
3 Smith Farms (90%)	1	Greenville/Spartanburg, SC	1,091,888	76,500	72,411	69,244	2Q 2023	-	-
4 South Shore (100%) [6]	2	Central Florida	213,195	33,500	29,739	29,771	2Q 2023 - 3Q 2023	-	-
5 ETNA Building D (100%) [7]	1	Columbus, OH	250,020	30,200	21,816	15,928	1Q 2024	-	-
5 Subtotal	**6**		**3,693,743**	**$ 291,800**	**$ 268,639**	**$ 244,284**			
6 Total Consolidated Development Projects	**7**		**4,182,143**	**$ 347,100**	**$ 319,355**	**$ 288,807**			

DEVELOPMENT PLACED IN SERVICE:

Project (% Owned)	Placed in Service	Market	Sq. Ft.	Initial Investment ($000)[2]	% Leased as of 12/31/2023
1 The Cubes at Etna East (95%) [5]	4Q 2023	Columbus, OH	1,074,840	$ 64,524	100%
2 Smith Farms Building 2 (90%)	4Q 2023	Greenville/Spartanburg, SC	304,884	21,676	100%
3 South Shore (100%) [6]	4Q 2023	Central Florida	57,690	7,985	23%
4 Cotton 303 Building 1 (93%)	1Q 2023	Phoenix, AZ	392,278	37,173	100%
5 Smith Farms Building 1 (90%)	4Q 2022	Greenville/Spartanburg, SC	797,936	64,067	100%
6 Fairburn (100%)	4Q 2021	Atlanta, GA	907,675	47,568	100%
7 KeHE Distributors (100%)	4Q 2021	Phoenix, AZ	468,182	61,490	100%
8 Rickenbacker (100%)	1Q 2021	Columbus, OH	320,190	19,531	100%
8 Total Development Placed In Service			**4,323,675**	**$ 324,014**	

Footnotes

(1) Estimated project cost includes estimated tenant improvements and leasing costs and excludes potential developer fee or partner promote, if any.
(2) Excludes leasing costs.
(3) Excludes noncontrolling interests' share.
(4) Subsequent to December 31, 2023, the property was placed in service.
(5) Subsequent to December 31, 2023, aquired the remaining 5% interest from our joint venture partner
(6) During the fourth quarter of 2023, a 57,690 square foot portion of the project, representing 23% of the total project, was occupied by the tenant and placed in service.
(7) During the fourth quarter of 2023, a wholly-owned subsidiary of LXP purchased approximately 14 acres of land and the partially completed leasehold improvements from ETNA Park 70.

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13

DEVELOPMENT SUMMARY (CONTINUED) LAND HELD FOR INDUSTRIAL DEVELOPMENT: GAAP LXP Investment Balance Amount Funded Project 12/31/2023 12/31/2023 (% owned) Market ($000) ($000)(1) Consolidated 1 Reems & Olive (95.5%) (2) Phoenix, AZ 73,683$ 74,308$ 2 Mt. Comfort Phase II (80%) Indianapolis, IN 5,328 4,283 3 ATL Fairburn (100%) Atlanta, GA 1,732 1,751 3 Total Consolidated Land Projects 80,743$ 80,342$ GAAP LXP Investment Balance Amount Funded Project 12/31/2023 12/31/2023 (% owned) Market ($000) ($000)(1) Non - Consolidated 1 ETNA Park 70 (90%) Columbus, OH 10,320$ 13,778$ 2 ETNA Park 70 East (90%) Columbus, OH 2,245 2,674 2 Total Non-Consolidated Land Projects 12,565$ 16,452$ Footnotes (1) Excludes noncontrolling interests' share. (2) During the fourth quarter of 2023, a perpetual utility easement was granted in exchange for $6.2 million. 73 52 21 12/31/2023 Approximate Acres 320 116 Approximate Acres 450 14 Table of Contents 14

CAPITAL EXPENDITURES AND LEASING COSTS (1) ($000) 2023 2022 First Generation Costs Tenant Improvements 3,065$ 5,756$ Leasing Costs 1,161 2,543 Base Building 1,087 2,558 Total First Generation Costs 5,313$ 10,857$ Second Generation Costs Tenant Improvements Industrial 2,619$ 5,094$ Other - - Total Second Generation Tenant Improvements 2,619$ 5,094$ Leasing Costs Industrial 5,521$ 2,490$ Other - 123 Total Second Generation Leasing Costs 5,521$ 2,613$ Building Improvements Industrial 10,447$ 18,631$ Other - - Total Second Generation Building Improvements 10,447$ 18,631$ Total Second Generation Costs 18,587$ 26,338$ Total Capital Expenditures and Leasing Costs 23,900$ 37,195$ Footnote (1) Consolidated costs on a cash basis. Amounts exclude development projects, capitalized interest and internal costs, if any. Leasing costs includes payments for lease incentives, if any. Twelve months ending December 31, 12/31/2023 Table of Contents 15

SAME STORE DATA

12/31/2023
($000)

Same-Store NOI

QUARTER	Consolidated Three months ended December 31, 2023	Consolidated Three months ended December 31, 2022
Total Cash Base Rent	$ 60,568	$ 57,984
Tenant Reimbursements	11,152	9,326
Property Operating Expenses	(11,947)	(9,868)
Same-Store NOI	$ 59,773	$ 57,442
Change in Same-Store NOI	4.1%	

YEAR TO DATE	Consolidated Twelve months ended December 31, 2023	Consolidated Twelve months ended December 31, 2022
Total Cash Base Rent	$ 227,323	$ 218,772
Tenant Reimbursements	43,928	37,148
Property Operating Expenses	(45,964)	(39,357)
Same-Store NOI	$ 225,287	$ 216,563
Change in Same-Store NOI	4.0%	
Same-Store # of Properties - QTR	107	107
Same-Store # of Properties - YTD	100	100
Same-Store Percent Leased[1] - QTR	100.0%	99.5%
Same-Store Percent Leased[1] - YTD	100.0%	99.8%

Same-Store NOI by Components

QUARTER	Industrial Three months ended December 31, 2023	Industrial Three months ended December 31, 2022	Other Three months ended December 31, 2023	Other Three months ended December 31, 2022
Total Cash Base Rent	$ 59,433	$ 56,869	$ 1,135	$ 1,115
Tenant Reimbursements	11,144	9,322	8	4
Property Operating Expenses	(11,923)	(9,854)	(24)	(14)
Same-Store NOI	$ 58,654	$ 56,337	$ 1,119	$ 1,105
Change in Same-Store NOI	4.1%		1.3%	

YEAR TO DATE	Industrial Twelve months ended December 31, 2023	Industrial Twelve months ended December 31, 2022	Other Twelve months ended December 31, 2023	Other Twelve months ended December 31, 2022
Total Cash Base Rent	$ 222,783	$ 214,315	$ 4,540	$ 4,457
Tenant Reimbursements	43,897	37,133	31	15
Property Operating Expenses	(45,882)	(39,299)	(82)	(58)
Same-Store NOI	$ 220,798	$ 212,149	$ 4,489	$ 4,414
Change in Same-Store NOI	4.1%		1.7%	
Same-Store # of Properties - QTR	104	104	3	3
Same-Store # of Properties - YTD	97	97	3	3
Same-Store Percent Leased[1] - QTR	100.0%	99.5%	100.0%	100.0%
Same-Store Percent Leased[1] - YTD	100.0%	99.8%	100.0%	100.0%

Footnotes

(1) At 12/31/2023.

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16

INDUSTRIAL PORTFOLIO INFORMATION

12/31/2023

Markets [1]	ABR % as of 12/31/2023
Phoenix, AZ	11.7%
Greenville/Spartanburg, SC	9.6%
Atlanta, GA	8.7%
Memphis, TN	7.6%
Houston, TX	5.8%
Dallas/Ft. Worth, TX	5.5%
Cincinnati/Dayton, OH	5.4%
Indianapolis, IN	5.3%
Columbus, OH	5.2%
Central Florida	3.8%
Nashville, TN	3.6%
Chicago, IL	3.3%
Savannah, GA	2.6%
Jackson, MS	2.4%
St. Louis, MO	2.2%
DC/Baltimore, MD	2.2%
Charlotte, NC	2.1%
New York/New Jersey	2.1%
Cleveland, OH	1.9%
Champaign-Urbana, IL	1.6%
Total Industrial Portfolio Concentration [2]	**92.5%**

Industries	ABR % as of 12/31/2023
Consumer Products	25.1%
Transportation/Logistics	19.8%
E-Commerce	14.1%
Automotive	11.3%
Construction/Materials	10.4%
Food	9.2%
Apparel	2.3%
Specialty	2.2%
Technology	2.1%
Retail Department	2.0%
Other	1.5%
Total Industrial Portfolio Concentration [2]	**100.0%**

Additional Information	
# of Properties	112
Square Feet	54,308,679
% Investment Grade [3]	49.2%
% of ABR [4]	98.3%
% Leased [5]	100.0%
Weighted-Average Age (Years) [6]	9.5
Weighted-Average ABR per SF [7]	$4.66
Weighted-Average Lease Term (Years) [8]	6.0
% with Fixed Escalation [9]	98.1%
Average Annual Rent Escalation [10]	2.6%
Average Building Size (SF)	487,919
Average Clear Height (Feet) [11]	33.0
% Top 25 Markets [12]	77.5%
% Top 50 Markets [12]	92.4%
Mortgage Debt ($000)	$60,888

Footnotes

(1) Based on CoStar.com inventory data.
(2) Total shown may differ from detailed amounts due to rounding.
(3) Percent of ABR. Credit ratings based upon either tenant, guarantor or parent/ultimate parent.
(4) Based on ABR for consolidated properties owned.
(5) Percentage is for Stabilized Portfolio.
(6) Weighting based on square footage, excluding land parcels.
(7) Excludes land assets and all vacant square footage.
(8) Weighting based on ABR.
(9) Based on ABR. Excludes escalating leases in last year after last escalation.
(10) Average Annual Rent Escalation based on next rent step percentages for leases with escalations. Excludes escalating leases in last year after last escalation.
(11) Based on internal and external sources.
(12) Percent of ABR based upon CoStar.com inventory data.

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17

TOP 15 TENANTS

12/31/2023

Tenants [1]	Property Type	Lease Expirations	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio [2][3]	ABR as of 12/31/2023 ($000)	ABR % as of 12/31/2023 ($000) [2][4]
Amazon	Industrial	2026-2033	6	3,864,731	7.1%	$ 18,593	6.9%
Nissan	Industrial	2027	2	2,971,000	5.4%	13,082	4.8%
Kellogg	Industrial	2027-2029	3	2,801,916	5.1%	9,738	3.6%
Black and Decker	Industrial	2029 & 2033	2	2,289,366	4.2%	9,427	3.5%
Wal-Mart	Industrial	2027-2031	3	2,351,917	4.3%	8,915	3.3%
GXO Logistics	Industrial	2024-2028	3	1,697,475	3.1%	7,604	2.8%
Watco	Industrial	2038	1	132,449	0.2%	6,445	2.4%
Fedex	Industrial	2028	2	292,021	0.5%	6,263	2.3%
Owens Corning	Industrial	2025-2027	3	863,242	1.6%	5,975	2.2%
Mars Wrigley	Industrial	2025	1	604,852	1.1%	5,473	2.0%
Undisclosed [5]	Industrial	2034	1	1,318,680	2.4%	5,315	2.0%
Aligned Data Centers [6]	Industrial	2042	1	-	0.0%	5,228	1.9%
Olam	Industrial	2024 & 2037	2	1,196,614	2.2%	5,103	1.9%
Georgia-Pacific	Industrial	2028 & 2031	2	1,283,102	2.4%	4,989	1.8%
Asics	Industrial	2030	1	855,878	1.6%	4,541	1.7%
			33	22,523,243	41.3%	$ 116,691	43.1%

Footnotes

(1) Tenant, guarantor or parent.

(2) Total shown may differ from detailed amounts due to rounding.

(3) Excludes vacant square feet.

(4) Based on ABR for consolidated properties owned as of December 31, 2023.

(5) Lease restricts certain disclosures.

(6) Industrial development leased land, which is included in industrial portfolio.

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18

QUARTERLY LEASING SUMMARY

12/31/2023

NEW LEASES - FIRST GENERATION[1]

Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Base Rent Per Annum ($000)[2]	New Cash Base Rent Per Annum ($000)[2]
Industrial						
1 Ruskin[3]	FL	N/A	01/2029	57,690	$ 604	$ 576
2 Plant City	FL	N/A	07/2035	180,308	1,278	1,106
2 TOTAL NEW LEASES - FIRST GENERATION				**237,998**	**$ 1,882**	**$ 1,682**

SECOND GENERATION

Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Base Rent Per Annum ($000)[2]	Prior Base Rent Per Annum ($000)[4]	New Cash Base Rent Per Annum ($000)[2]	Prior Cash Base Rent Per Annum ($000)[4]
NEW LEASE								
1 Pasadena[5]	TX	08/2023	04/2029	257,835	$ 1,741	$ 1,231	$ 1,817	$ 1,269
1 TOTAL NEW LEASES - SECOND GENERATION				**257,835**	**$ 1,741**	**$ 1,231**	**$ 1,817**	**$ 1,269**
LEASE EXTENSIONS								
1 Monroe	OH	06/2024	06/2026	194,936	$ 1,113	$ 1,024	$ 1,105	$ 1,062
2 Cartersville[6]	GA	08/2024	09/2027	119,295	N/A	N/A	N/A	N/A
3 Rockford	IL	12/2024	12/2027	93,000	500	419	512	419
4 Whitestown	IN	03/2024	03/2029	53,240	373	264	351	306
5 Union City	GA	05/2024	05/2029	370,000	2,577	1,443	2,479	1,528
6 Spartanburg	SC	07/2024	07/2029	341,660	1,705	1,672	1,705	1,688
7 Northlake	TX	10/2024	10/2034	500,556	3,590	2,269	3,103	2,353
7 TOTAL EXTENDED LEASES - SECOND GENERATION				**1,672,687**	**$ 9,858**	**$ 7,091**	**$ 9,255**	**$ 7,356**
8 TOTAL NEW AND EXTENDED LEASES - SECOND GENERATION				**1,930,522**	**$ 11,599**	**$ 8,322**	**$ 11,072**	**$ 8,625**

Footnotes

(1) No prior leases.

(2) Assumes 12 months rent from the later of 1/1/2024 or lease commencement/extension, excluding free rent periods as applicable.

(3) Partial completion of the South Shore development project.

(4) Rent from prior tenants for square feet leased.

(5) Vacant property leased.

(6) During the fourth quarter of 2023, the tenant executed its renewal option to extend its lease term for approximately three years but the fair market value rent could not be determined by December 31, 2023.

Table of Contents

19

LEASE ROLLOVER SCHEDULE - INDUSTRIAL ($000) Year Number of Leases Expiring ABR as of 12/31/2023 Percent of ABR as of 12/31/2023 Percent of ABR as of 12/31/2022 2024 11 11,801$ 4.4% 10.7% 2025 13 18,313 6.9% 7.2% 2026 25 32,861 12.4% 12.1% 2027 16 37,114 14.0% 15.0% 2028 8 18,139 6.8% 6.2% 2029 18 35,840 13.5% 9.3% 2030 10 30,147 11.3% 10.6% 2031 12 22,237 8.4% 7.7% 2032 3 5,348 2.0% 2.1% 2033 3 12,335 4.6% 2.0% Thereafter 14 42,005 15.8% 15.7% Total (1) 133 266,140$ 100.0% Footnotes (1) Total shown may differ from detailed amounts due to rounding. 12/31/2023 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 4Q 2023 4Q 2022 Table of Contents 20

PROPERTY LEASES AND VACANCIES - 12/31/2023

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 12/31/2023 ($000)	Annualized Cash Base Rent ("ABR") as of 12/31/2023 ($000)
INDUSTRIAL PROPERTIES									
SINGLE TENANT									
	WAREHOUSE/DISTRIBUTION								
2024	1/31/2024	Memphis, TN	6495 Polk Ln.	Olive Branch	MS	--	118,211	495	528
	3/31/2024	Columbus, OH	2155 Rohr Rd.	Lockbourne	OH	--	320,190	1,853	1,901
	4/30/2024	Nashville, TN	6050 Dana Way	Antioch	TN	--	11,238	150	150
	7/31/2024	Greenville/Spartanburg, SC	231 Apple Valley Rd.	Duncan	SC	--	75,320	370	370
	8/31/2024	Houston, TX	9701 New Decade Dr.	Pasadena	TX	--	102,863	530	567
		Memphis, TN	11555 Silo Dr.	Olive Branch	MS	--	927,742	3,078	3,053
	9/30/2024	Memphis, TN	3820 Micro Dr.	Millington	TN	--	701,819	1,985	2,065
	10/31/2024	Dallas/Ft. Worth, TX	2115 East Belt Line Rd.	Carrollton	TX	--	58,202	230	262
	11/30/2024	DC/Baltimore, MD	150 Mercury Way	Winchester	VA	--	324,535	1,716	1,790
	12/31/2024	Indianapolis, IN	4600 Albert S White Dr.	Whitestown	IN	--	95,832	469	455
		Chicago, IL	749 Southrock Dr.	Rockford	IL	--	150,000	638	660
2025	3/31/2025	Atlanta, GA	95 International Pkwy.	Adairsville	GA	--	124,251	653	675
	4/30/2025	Houston, TX	10565 Red Bluff Rd.	Pasadena	TX	--	248,240	1,237	1,262
	5/31/2025	Atlanta, GA	7875 White Rd. SW	Austell	GA	--	604,852	5,323	5,473
	6/30/2025	Savannah, GA	1319 Dean Forest Rd.	Savannah	GA	--	355,527	1,818	1,873
	7/31/2025	Indianapolis, IN	5352 Performance Way	Whitestown	IN	--	380,000	1,469	1,532
		Cleveland, OH	7005 Cochran Rd.	Glenwillow	OH	--	458,000	2,061	2,164
	8/31/2025	Indianapolis, IN	4900 Albert S White Dr.	Whitestown	IN	--	85,232	436	445
		Savannah, GA	1315 Dean Forest Rd.	Savannah	GA	--	88,503	525	556
	9/30/2025	Greenville/Spartanburg, SC	7870 Reidville Rd.	Greer	SC	--	396,073	1,666	1,723
		Atlanta, GA	95 International Pkwy.	Adairsville	GA	--	100,960	531	531
		Nashville, TN	6050 Dana Way	Antioch	TN	--	117,600	410	446

Table of Contents

21

PROPERTY LEASES AND VACANCIES - 12/31/2023

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 12/31/2023 ($000)	Annualized Cash Base Rent ("ABR") as of 12/31/2023 ($000)
INDUSTRIAL PROPERTIES									
	WAREHOUSE/DISTRIBUTION								
2025	12/31/2025	Phoenix, AZ	4445 N. 169th Ave.	Goodyear	AZ	--	160,140	1,007	1,028
		Minneapolis/St Paul, MN	1700 47th Ave. North	Minneapolis	MN	--	18,620	605	605
2026	1/31/2026	Greenville/Spartanburg, SC	231 Apple Valley Rd.	Duncan	SC	--	120,680	598	632
	2/28/2026	Central Florida	3102 Queen Palm Dr.	Tampa	FL	--	229,605	1,693	1,739
	3/31/2026	Central Florida	2455 Premier Row	Orlando	FL	--	205,016	786	508
		Lewisburg, TN	633 Garrett Pkwy.	Lewisburg	TN	--	310,000	1,287	1,314
	4/30/2026	Phoenix, AZ	16811 W. Commerce Dr.	Goodyear	AZ	--	540,349	2,444	2,458
	6/30/2026	Greenville/Spartanburg, SC	425 Apple Valley Rd.	Duncan	SC	--	163,680	752	769
		Cincinnati/Dayton, OH	575-599 Gateway Blvd.	Monroe	OH	--	194,936	1,113	1,062
		Columbus, OH	351 Chamber Dr.	Chillicothe	OH	--	136,495	618	618
	7/31/2026	Columbus, OH	1860 Walcutt Rd.	Columbus	OH	--	97,934	501	494
		Savannah, GA	1004 Trade Center Pkwy.	Savannah	GA	--	270,252	1,433	1,443
	8/31/2026	Savannah, GA	1004 Trade Center Pkwy.	Savannah	GA	--	149,415	821	841
	9/30/2026	Greenville/Spartanburg, SC	425 Apple Valley Rd.	Duncan	SC	--	163,680	669	722
		St. Louis, MO	3931 Lakeview Corporate Dr.	Edwardsville	IL	--	769,500	2,696	2,776
		Nashville, TN	6050 Dana Way	Antioch	TN	--	67,200	394	405
		Phoenix, AZ	9494 W. Buckeye Rd.	Tolleson	AZ	--	186,336	1,109	1,135
		Dallas/Ft. Worth, TX	3737 Duncanville Rd.	Dallas	TX	--	510,400	2,365	2,526
	10/31/2026	Greenville/Spartanburg, SC	235 Apple Valley Rd.	Duncan	SC	--	177,320	962	966
		Charlotte, NC	2203 Sherrill Dr.	Statesville	NC	--	639,800	2,796	2,851
		Cleveland, OH	10345 Philipp Pkwy.	Streetsboro	OH	--	649,250	2,883	2,958
	11/30/2026	Erwin, NY	736 Addison Rd.	Erwin	NY	--	408,000	1,584	1,592
		Philadelphia, PA	250 Rittenhouse Cir.	Bristol	PA	--	241,977	1,146	1,303
	12/31/2026	Houston, TX	4600 Underwood Rd.	Deer Park	TX	--	402,648	1,507	1,772

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22

PROPERTY LEASES AND VACANCIES - 12/31/2023

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 12/31/2023 ($000)	Annualized Cash Base Rent ("ABR") as of 12/31/2023 ($000)
INDUSTRIAL PROPERTIES									
	WAREHOUSE/DISTRIBUTION								
2026	12/31/2026	Indianapolis, IN	180 Bob Glidden Blvd.	Whiteland	IN	--	179,530	787	801
		Indianapolis, IN	76 Bob Glidden Blvd.	Whiteland	IN	--	168,480	787	770
2027	1/31/2027	Kansas City, MO	27200 West 157th St.	New Century	KS	--	446,500	1,240	1,182
	2/28/2027	Central Florida	5275 Drane Field Rd.	Lakeland	FL	--	68,420	388	402
		Jackson, MS	554 Nissan Pkwy.	Canton	MS	--	1,466,000	6,200	6,423
	3/31/2027	Greenville/Spartanburg, SC	417 Apple Valley Rd.	Duncan	SC	--	195,000	1,052	1,052
	4/30/2027	Nashville, TN	200 Sam Griffin Rd.	Smyrna	TN	--	1,505,000	6,560	6,659
		San Antonio, TX	16407 Applewhite Rd.	San Antonio	TX	--	849,275	2,994	3,075
	7/31/2027	Savannah, GA	335 Morgan Lakes Industrial Blvd.	Pooler	GA	--	499,500	2,080	2,109
	8/31/2027	Cincinnati/Dayton, OH	600 Gateway Blvd.	Monroe	OH	--	994,013	3,945	3,526
		Columbus, OH	200 Arrowhead Dr.	Hebron	OH	--	400,522	1,449	1,465
	9/30/2027	Atlanta, GA	41 Busch Dr.	Cartersville	GA	--	119,295	614	614
		Memphis, TN	1550 Hwy 302	Byhalia	MS	--	615,600	2,439	2,553
	10/31/2027	Central Florida	5275 Drane Field Rd.	Lakeland	FL	--	36,274	266	264
		Jackson, TN	201 James Lawrence Rd.	Jackson	TN	--	1,062,055	3,944	4,032
	12/31/2027	Phoenix, AZ	1515 South 91st Ave.	Phoenix	AZ	--	334,222	2,844	2,844
		Chicago, IL	3686 South Central Ave.	Rockford	IL	--	93,000	500	407
2028	1/31/2028	Atlanta, GA	490 Westridge Pkwy.	McDonough	GA	--	1,121,120	3,737	3,823
	3/31/2028	New York/New Jersey	29-01 Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	--	140,330	5,135	5,512
		Central Florida	3775 Fancy Farms Rd.	Plant City	FL	--	330,176	1,955	1,865
	5/31/2028	Memphis, TN	6495 Polk Ln.	Olive Branch	MS	--	151,691	759	751
		Nashville, TN	6050 Dana Way	Antioch	TN	--	126,215	458	451
	8/31/2028	Houston, TX	4100 Malone Dr.	Pasadena	TX	--	233,190	1,359	1,329
		Indianapolis, IN	4900 Albert S White Dr.	Whitestown	IN	--	63,840	309	315

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23

PROPERTY LEASES AND VACANCIES - 12/31/2023

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 12/31/2023 ($000)	Annualized Cash Base Rent ("ABR") as of 12/31/2023 ($000)
INDUSTRIAL PROPERTIES									
	WAREHOUSE/DISTRIBUTION								
2028	10/31/2028	Atlanta, GA	1625 Oakley Industrial Blvd.	Fairburn	GA	--	907,675	4,223	4,093
2029	1/31/2029	Indianapolis, IN	1285 W. State Road 32	Lebanon	IN	--	741,880	2,662	2,582
		Greenville/Spartanburg, SC	70 Tyger River Dr.	Duncan	SC	--	408,000	2,527	2,076
	2/28/2029	Greenville/Spartanburg, SC	140 Smith Farms Pkwy.	Greer	SC	3	304,884	1,757	1,799
	3/31/2029	Indianapolis, IN	4600 Albert S White Dr.	Whitestown	IN	--	53,240	339	306
	4/30/2029	Greenville/Spartanburg, SC	230 Apple Valley Rd.	Duncan	SC	--	275,400	1,420	1,377
		Houston, TX	10535 Red Bluff Rd.	Pasadena	TX	--	257,835	1,741	1,795
	5/31/2029	Atlanta, GA	7225 Goodson Rd.	Union City	GA	--	370,000	2,577	1,521
	6/30/2029	Memphis, TN	11624 S. Distribution Cv.	Olive Branch	MS	--	1,170,218	4,101	3,959
	7/31/2029	Greenville/Spartanburg, SC	5795 North Blackstock Rd.	Spartanburg	SC	--	341,660	1,688	1,688
		Memphis, TN	8500 Nail Rd.	Olive Branch	MS	--	716,080	2,751	2,786
	8/31/2029	Dallas/Ft. Worth, TX	8601 E. Sam Lee Ln.	Northlake	TX	--	1,214,526	4,278	4,214
	9/30/2029	Indianapolis, IN	1627 Veterans Memorial Pkwy. E.	Lafayette	IN	--	309,400	1,427	1,241
		Chicago, IL	6225 E. Minooka Rd.	Minooka	IL	--	1,034,200	2,931	2,892
	11/21/2029	Columbus, OH	1860 Walcutt Rd.	Columbus	OH	--	194,796	983	949
	11/30/2029	Chicago, IL	1460 Cargo Court	Minooka	IL	--	705,661	2,857	2,814
	12/31/2029	Greenville/Spartanburg, SC	402 Apple Valley Rd.	Duncan	SC	--	235,600	1,263	1,213
		Chicago, IL	200 International Pkwy. S.	Minooka	IL	--	473,280	2,138	2,054
2030	1/31/2030	Dallas/Ft. Worth, TX	3201 N. Houston School Rd.	Lancaster	TX	--	468,300	1,669	1,630
	3/31/2030	Memphis, TN	549 Wingo Rd.	Byhalia	MS	--	855,878	4,388	4,541
	5/31/2030	St. Louis, MO	4015 Lakeview Corporate Dr.	Edwardsville	IL	--	1,017,780	3,460	3,054
	6/30/2030	Richmond, VA	2601 Bermuda Hundred Rd.	Chester	VA	4	1,034,470	3,851	4,071
		Cincinnati/Dayton, OH	700 Gateway Blvd.	Monroe	OH	--	1,299,492	5,515	5,387
		Dallas/Ft. Worth, TX	1704 S. I-45	Hutchins	TX	--	120,960	617	601

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24

PROPERTY LEASES AND VACANCIES - 12/31/2023

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 12/31/2023 ($000)	Annualized Cash Base Rent ("ABR") as of 12/31/2023 ($000)
INDUSTRIAL PROPERTIES									
	WAREHOUSE/DISTRIBUTION								
2030	8/31/2030	Central Florida	3400 NW 35th Street Rd.	Ocala	FL	--	617,055	3,014	2,914
	9/30/2030	Phoenix, AZ	255 143rd Ave.	Goodyear	AZ	--	801,424	4,193	4,097
	10/31/2030	Atlanta, GA	493 Westridge Pkwy.	McDonough	GA	--	676,000	3,819	3,515
2031	2/28/2031	Greenville/Spartanburg, SC	1021 Tyger Lake Rd.	Spartanburg	SC	--	213,200	1,043	1,007
	3/31/2031	Cleveland, TN	1520 Lauderdale Memorial Hwy.	Cleveland	TN	--	851,370	3,592	2,792
		Indianapolis, IN	19 Bob Glidden Blvd.	Whiteland	IN	--	530,400	2,190	2,083
	5/31/2031	DC/Baltimore, MD	291 Parkside Dr.	Winchester	VA	--	344,700	1,726	1,666
	6/30/2031	Nashville, TN	6050 Dana Way	Antioch	TN	--	352,275	1,543	1,467
	7/31/2031	Atlanta, GA	51 Busch Dr.	Cartersville	GA	--	328,000	1,646	1,515
	9/30/2031	Atlanta, GA	41 Busch Dr.	Cartersville	GA	--	276,705	1,590	1,526
	11/30/2031	Indianapolis, IN	5424 Albert S. White Dr.	Whitestown	IN	--	1,016,244	3,897	3,701
	12/18/2031	DC/Baltimore, MD	80 Tyson Dr.	Winchester	VA	--	400,400	2,368	2,308
	12/31/2031	Phoenix, AZ	1515 South 91st Ave.	Phoenix	AZ	--	161,982	1,274	1,166
		Cincinnati/Dayton, OH	200 Richard Knock Way	Walton	KY	--	232,500	1,271	1,195
		Columbus, OH	351 Chamber Dr.	Chillicothe	OH	--	352,655	1,961	1,811
2032	2/28/2032	Cincinnati/Dayton, OH	675 Gateway Blvd.	Monroe	OH	--	143,664	938	916
	4/30/2032	Houston, TX	13930 Pike Rd.	Missouri City	TX	--	-	2,123	2,173
		Cincinnati/Dayton, OH	300 Richard Knock Way	Walton	KY	--	544,320	2,411	2,259
2033	3/31/2033	Phoenix, AZ	3405 S. McQueen Rd.	Chandler	AZ	--	201,784	4,498	4,251
	8/31/2033	Phoenix, AZ	3595 N Cotton Ln.	Goodyear	AZ	5	392,278	3,264	2,871
	10/31/2033	Columbus, OH	9800 Schuster Way	Etna	OH	6	1,074,840	6,130	5,213
2034	2/28/2034	Columbus, OH	191 Arrowhead Dr.	Hebron	OH	--	250,410	1,591	1,334
	10/31/2034	Champaign-Urbana, IL	1001 Innovation Rd.	Rantoul	IL	--	813,126	4,196	4,153
		Dallas/Ft. Worth, TX	17505 Interstate Hwy. 35W	Northlake	TX	--	500,556	3,590	2,353

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25

PROPERTY LEASES AND VACANCIES - 12/31/2023

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 12/31/2023 ($000)	Annualized Cash Base Rent ("ABR") as of 12/31/2023 ($000)
INDUSTRIAL PROPERTIES									
	WAREHOUSE/DISTRIBUTION								
2034	12/31/2034	Greenville/Spartanburg, SC	21 Inland Pkwy.	Greer	SC	--	1,318,680	5,544	5,315
2035	4/30/2035	Greenville/Spartanburg, SC	170 Smith Farms Pkwy.	Greer	SC	3	797,936	4,322	3,710
	6/30/2035	Dallas/Ft. Worth, TX	2115 East Belt Line Rd.	Carrollton	TX	--	298,653	1,361	1,196
	7/31/2035	Central Florida	3775 Fancy Farms Rd.	Plant City	FL	--	180,308	1,278	1,100
2036	5/31/2036	Central Florida	5275 Drane Field Rd.	Lakeland	FL	--	117,440	787	708
		Charlotte, NC	671 Washburn Switch Rd.	Shelby	NC	--	673,425	2,786	2,714
	11/30/2036	Phoenix, AZ	17510 W. Thomas Rd.	Goodyear	AZ	--	468,182	4,304	3,967
2037	3/31/2037	Dallas/Ft. Worth, TX	4005 E. I-30	Grand Prairie	TX	--	215,000	1,872	1,732
	5/31/2037	Phoenix, AZ	8989 W Buckeye Rd.	Phoenix	AZ	--	268,872	2,368	2,050
2038	3/31/2038	Houston, TX	13600/13901 Industrial Road	Houston	TX	--	132,449	6,773	6,445
	WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL - SINGLE TENANT						**53,915,719**	**267,639**	**259,088**
WAREHOUSE/DISTRIBUTION - NOT STABILIZED (7)									
2029	1/31/2029	Central Florida	1075 NE 30th St.	Ruskin	FL	8	57,690	604	574
N/A	Vacancy	Dallas/Ft. Worth, TX	3115 N Houston School Rd.	Lancaster	TX	--	124,450	-	-
	WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL - NOT STABILIZED						**182,140**	**604**	**574**
MULTI-TENANT (9)									
N/A	Various	Greenville/Spartanburg, SC	7820 Reidville Rd	Greer	SC	10 (100%)	210,820	1,292	1,250
	MULTI-TENANT WAREHOUSE/DISTRIBUTION TOTAL						**210,820**	**1,292**	**1,250**
INDUSTRIAL DEVELOPMENT LEASED LAND									
2042	11/5/2042	Phoenix, AZ	501-42-015 B (Parcel Number)	Phoenix	AZ	11	-	7,549	5,228
	INDUSTRIAL DEVELOPMENT LEASED LAND TOTAL						**-**	**7,549**	**5,228**
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						**100% Leased [12]**	**54,308,679**	**$ 277,084**	**$ 266,140**

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26

PROPERTY LEASES AND VACANCIES - 12/31/2023 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Property Type Sq. Ft. Leased or Available (2) Annualized Base Rent as of 12/31/2023 ($000) Annualized Cash Base Rent ("ABR") as of 12/31/2023 ($000) OTHER PROPERTIES SINGLE TENANT OFFICE/OTHER 2024 5/31/2024 Charlotte, NC 3476 Stateview Blvd. Fort Mill SC 13 Office 169,083 2,014 2,114 Charlotte, NC 3480 Stateview Blvd. Fort Mill SC 13 Office 169,218 2,088 2,115 2048 12/31/2048 DC/Baltimore, MD 30 Light St. Baltimore MD -- Other - 311 311 TOTAL OTHER/WEIGHTED AVERAGE 100% Leased 338,301 4,413$ 4,540$ TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE 100% Leased (12) 54,646,980 281,497$ 270,680$ Table of Contents 27

PROPERTY LEASES AND VACANCIES - 12/31/2023

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	LXP % Ownership	Annualized Base Rent as of 12/31/2023 ($000)	Annualized Cash Base Rent ("ABR") as of 12/31/2023 ($000)	12/31/2023 Debt Balance ($000)	Debt Maturity
NON-CONSOLIDATED PROPERTIES												
NNN MFG COLD JV PROPERTIES												
2025	6/30/2025	Nashville, TN	301 Bill Bryan Blvd.	Hopkinsville	KY	14,15	424,904	20%	1,698	1,687	381,000	01/2024
		Elizabethtown-Fort Knox, KY	730 North Black Branch Rd.	Elizabethtown	KY	14	167,770	20%	709	537	-	--
		Elizabethtown-Fort Knox, KY	750 North Black Branch Rd.	Elizabethtown	KY	14	539,592	20%	2,630	2,838	-	--
		Owensboro, KY	4010 Airpark Dr.	Owensboro	KY	14	211,598	20%	990	1,208	-	--
	7/14/2025	Charlotte, NC	590 Ecology Ln.	Chester	SC	14	420,597	20%	2,190	2,574	-	--
2026	11/30/2026	Lumberton, NC	2880 Kenny Biggs Rd.	Lumberton	NC	14	423,280	20%	1,714	1,712	-	--
2027	8/31/2027	Greenville/Spartanburg, SC	50 Tyger River Dr.	Duncan	SC	14	221,833	20%	1,062	1,136	-	--
	12/31/2027	Cincinnati/Dayton, OH	10590 Hamilton Ave.	Cincinnati	OH	14	264,598	20%	861	845	-	--
2028	9/30/2028	West Michigan	904 Industrial Rd.	Marshall	MI	14	246,508	20%	835	816	-	--
	12/31/2028	Nashville, TN	120 Southeast Pkwy. Dr.	Franklin	TN	14	289,330	20%	833	735	-	--
2029	4/30/2029	Portland/South Portland, ME	113 Wells St.	North Berwick	ME	14	993,685	20%	1,672	1,627	-	--
	11/24/2029	Anniston-Oxford, AL	318 Pappy Dunn Blvd.	Anniston	AL	14	276,782	20%	1,842	1,797	-	--
2030	10/31/2030	Detroit, MI	43955 Plymouth Oaks Blvd.	Plymouth	MI	14	311,612	20%	1,872	1,658	-	--
2031	6/30/2031	Cincinnati/Dayton, OH	10000 Business Blvd.	Dry Ridge	KY	14	336,350	20%	1,607	1,488	-	--
	10/31/2031	Chicago, IL	1020 W. Airport Rd.	Romeoville	IL	14	188,166	20%	4,041	3,889	-	--
2032	10/31/2032	Detroit, MI	26700 Bunert Rd.	Warren	MI	16	260,243	20%	4,194	3,805	25,850	11/2032
	12/31/2032	Bingen, WA	901 East Bingen Point Way	Bingen	WA	14	124,539	20%	736	2,782	-	--
2033	9/30/2033	Crossville, TN	900 Industrial Blvd.	Crossville	TN	14	222,200	20%	704	631	-	--
2034	9/30/2034	Las Vegas, NV	5670 Nicco Way	North Las Vegas	NV	14	180,235	20%	2,825	2,557	-	--
2035	3/31/2035	Houston, TX	13863 Industrial Rd.	Houston	TX	14	187,800	20%	2,604	2,348	-	--
		Houston, TX	7007 F.M. 362 Rd.	Brookshire	TX	14	262,095	20%	2,041	1,843	-	--
2042	5/31/2042	Columbus, GA	4801 North Park Dr.	Opelika	AL	14	165,493	20%	3,465	2,822	-	--
NNN MFG COLD JV TOTAL/WEIGHTED AVERAGE						**100% Leased**	**6,719,210**		**$ 41,125**	**$ 41,335**	**$ 406,850**	

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28

PROPERTY LEASES AND VACANCIES - 12/31/2023

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	LXP % Ownership	Annualized Base Rent as of 12/31/2023 ($000)	Annualized Cash Base Rent ("ABR") as of 12/31/2023 ($000)	12/31/2023 Debt Balance ($000)	Debt Maturity
NON-CONSOLIDATED PROPERTIES												
NNN OFFICE JV PROPERTIES												
2025	12/31/2025	Dallas/Ft. Worth, TX	4001 International Pkwy.	Carrollton	TX	17	138,443	20%	2,534	2,619	30,660	09/2024
2026	3/31/2026	Columbus, OH	500 Olde Worthington Rd.	Westerville	OH	17	72,965	20%	1,010	976	-	--
2027	6/30/2027	Kansas City, MO	3902 Gene Field Rd.	St. Joseph	MO	17	98,849	20%	2,116	2,155	-	--
	7/6/2027	Columbus, OH	2221 Schrock Rd.	Columbus	OH	17	42,290	20%	684	697	-	--
2029	6/30/2029	Atlanta, GA	2500 Patrick Henry Pkwy.	McDonough	GA	17	111,911	20%	1,691	1,555	-	--
		Columbus, OH	500 Olde Worthington Rd.	Westerville	OH	17	11,246	20%	129	129	-	--
2032	4/30/2032	Charlotte, NC	1210 AvidXchange Ln.	Charlotte	NC	18	201,450	20%	6,025	5,813	46,900	12/2024 01/2033
2033	5/31/2033	Dallas/Ft. Worth, TX	8900 Freeport Pkwy.	Irving	TX	17	60,736	20%	1,302	1,215	-	--
N/A	Vacancy	Columbus, OH	500 Olde Worthington Rd.	Westerville	OH	17	13,536	20%	-	-	-	--
		Philadelphia, PA	25 Lakeview Dr.	Jessup	PA	19	-	20%	-	-	-	--
		Dallas/Ft. Worth, TX	8900 Freeport Pkwy.	Irving	TX	17	200,569	20%	-	-	-	--
NNN OFFICE JV TOTAL/WEIGHTED AVERAGE						**77.5% Leased**	**951,995**		**$ 15,491**	**$ 15,159**	**$ 77,560**	
NON-CONSOLIDATED TOTAL/WEIGHTED AVERAGE						**97.2% Leased**	**7,671,205**		**$ 56,616**	**$ 56,494**	**$ 484,410**	

Footnotes

1 Based on CoStar.com inventory data.
2 Square footage leased or available.
3 LXP has a 90% interest in this property.
4 Property includes four warehouses (252,351 square feet each) and one other property (25,066 square feet).
5 LXP has a 93% interest in this property.
6 LXP has a 95% interest in this property. Subsequent to 12/31/2023, LXP acquired the remaining 5%.
7 Property not in Stabilized Portfolio at 12/31/2023.
8 Partial completion of the South Shore development project.
9 Multi-tenant properties are properties less than 50% leased to a single tenant.
10 Represents percent leased.
11 Industrial development land ground lease. LXP has a 95.5% interest in this property.
12 Percent leased is for Stabilized Portfolio.
13 Property held for sale at 12/31/2023.
14 All debt is cross-collateralized and cross-defaulted. Rate is one month Term SOFR plus 245 bps. One month Term SOFR is capped at 3.0% through 01/2024.
15 Subsequent to December 31, 2023, loan extended for one year, to 01/2025. One month Term SOFR is capped at 4.58% through maturity.
16 Interest rate is fixed at 5.38%.
17 All debt is cross-collateralized and cross-defaulted. Rate is one month Term SOFR plus 350 bps. One month Term SOFR is capped at 5.5% through maturity.
18 Interest rate is fixed and ranges from 5.0% to 5.3%.
19 Tenant terminated their lease for a $9.5 million payment and building was demolished.

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29

MORTGAGES AND NOTES PAYABLE Footnotes Debt Balance ($000) Interest Rate (%) Maturity (a) Current Estimated Annual Debt Service ($000) (b) Balloon Payment ($000) INDUSTRIAL (c) Long Island City, NY 20,695$ 3.500% 03/2028 5,245$ -$ Goodyear, AZ 40,193 4.290% 08/2031 2,484 33,399 60,888$ 4.021% 6.4 7,729$ 33,399$ CORPORATE (e) Senior Notes 198,932$ 4.400% 06/2024 8,753$ 198,932$ Revolving Credit Facility (f) - - 07/2026 - - Term Loan (g) 300,000 2.722% 01/2027 8,279 300,000 Senior Notes (h) 300,000 6.750% 11/2028 20,250 300,000 Senior Notes 400,000 2.700% 09/2030 10,800 400,000 Senior Notes 400,000 2.375% 10/2031 9,500 400,000 Trust Preferred Notes (i) 129,120 7.352% 04/2037 9,625 129,120 1,728,052$ 3.875% 5.8 67,207$ 1,728,052$ Total/Wtd. Avg./Years Remaining (d) (j) 1,788,940$ 3.880% 5.8 74,936$ 1,761,451$ Subtotal/Wtd. Avg./Years Remaining (d) 12/31/2023 Property Industrial Subtotal/Wtd. Avg./Years Remaining (d) Table of Contents 30

MORTGAGES AND NOTES PAYABLE (CONTINUED) ($000) GAAP Balance Deferred Loan Costs, net Discounts Gross Balance Mortgages and notes payable (c) 60,124$ 764$ -$ 60,888$ Term loans payable (e) 296,764 3,236 - 300,000 Senior notes payable(e) 1,286,145 8,298 4,489 1,298,932 Trust preferred securities (e) 127,794 1,326 - 129,120 Consolidated debt 1,770,827$ 13,624$ 4,489$ 1,788,940$ (a) Subtotal and total based on weighted-average term to maturity shown in years based on debt balance. (b) Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months. (c) Secured. (d) Total shown may differ from detailed amounts due to rounding. (e) Unsecured. (f) (g) (h) (i) Rate is three month term SOFR plus a 0.26% adjustment plus a spread of 170 bps. (j) See reconciliations of non-GAAP measures in this document. Footnotes 12/31/2023 Rate ranges from Adjusted Daily Simple SOFR or Adjusted Term SOFR plus 0.725% to 1.40%. Availability of $600 million, subject to covenant compliance. Maturity date can be extended to July 2027, subject to certain conditions. Extended $300,000 term loan until January 31, 2027. Rate ranges from Adjusted Term SOFR plus 0.85% to 1.65%. The Adjusted Term SOFR portion of the interest rate was swapped to obtain a current fixed rate of 2.722% until January 31, 2025. On November 13, 2023, completed an offering of $300,000 Senior Notes at a coupon of 6.75% maturing on November 15, 2028. The net proceeds were used to repay the outstanding balance of $25,000 on the Revolving Credit Facility. The remaining net proceeds were invested to repay the 2024 Senior Notes at or near maturity, fund the remaining development commitments and for general corporate purposes. Table of Contents 31

DEBT MATURITY SCHEDULE ($000) Year Mortgage Scheduled Amortization Mortgage Balloon Payments Corporate Debt 2024 5,373$ -$ 198,932$ 2025 5,570 - - 2026 5,773 - - 2027 5,984 - 300,000 2028 2,223 - 300,000 24,923$ -$ 798,932$ Footnotes (1) Percentage denotes weighted-average interest rate. (2) Consolidated Properties 12/31/2023 Rate is fixed at 2.722% via interest rate swaps through 01/2025, then floating at Adjusted Term SOFR plus 100 basis points (current spread) through 01/2027. Table of Contents 32

DEBT COVENANTS (1) CORPORATE LEVEL DEBT MUST BE: 12/31/2023 Maximum Leverage < 60% 34.5% Fixed Charge Coverage > 1.5x 3.1x Recourse Secured Indebtedness Ratio < 10% cap value 0.0% Secured Indebtedness Ratio < 40% 3.4% Unsecured Debt Service Coverage > 2.0x 4.3x Unencumbered Leverage < 60% 36.4% Debt to Total Assets < 60% 35.5% Secured Debt to Total Assets < 40% 1.2% Debt Service Coverage > 1.5x 3.8x Unencumbered Assets to Unsecured Debt > 150% 282.4% Footnotes (1) Bank Loans: Bonds: The above is a summary of the key financial covenants for LXP's credit facility and term loan and senior notes, as of December 31, 2023 and as defined and calculated per the terms of the credit facility and term loan and senior notes, as of such date. These calculations are presented to show LXP's compliance with such covenants only and are not measures of LXP's liquidity or performance. Table of Contents 33

COMPONENTS OF NET ASSET VALUE

12/31/2023

($000)

The purpose of providing the following information is to enable readers to derive their own estimates of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated properties quarterly net operating income (NOI)[1]		
Industrial	$	62,539
Other		78
Total Net Operating Income	$	62,617

LXP's share of non-consolidated quarterly NOI[1]		
NNN OFFICE JV		
Office	$	656
NNN MFG Cold JV		
Industrial	$	2,039

Other quarterly income		
Advisory fees	$	1,009

NOI for NAV Reconciliation:		Three months ended 12/31/2023
NOI as reported	$	66,582
Adjustments to NOI:		
Disposed of properties		(1,489)
Leases commenced or with free rent period		1,104
Held for sale assets		(1,050)
Assets acquired/completed in 2023		(1,247)
Investment in a sales-type lease		(1,307)
Assets less than 70% leased / Other		24
NOI for NAV	$	62,617

In service assets not fairly valued by capitalized NOI method[1]		
Consolidated assets acquired/placed in service (our share) in the quarter	$	88,324
Consolidated assets less than 70% leased	$	14,733

Other assets:		
Assets held for sale - consolidated	$	9,168
Investment in a sales-type lease[2]		60,666
Construction in progress		1,772
Developable land - consolidated[3]		80,342
Developable land - non-consolidated[3]		16,452
Development investment - consolidated[3]		288,807
Cash and cash equivalents		199,247
Short-term investments		130,140
Restricted cash		216
Accounts receivable		5,327
Other assets		17,794
Total other assets	$	809,931

Liabilities:		
Corporate level debt (face amount)	$	1,728,052
Mortgages and notes payable (face amount)		60,888
Dividends payable		39,610
Liabilities held for sale - consolidated		417
Accounts payable, accrued expenses and other liabilities		86,803
Preferred stock, at liquidation value		96,770
LXP's share of non-consolidated mortgages (face amount)		96,882
Total deductions	$	2,109,422

Common shares at 12/31/2023	293,449,088

Footnotes

(1) Three months ended 12/31/2023 NOI for the existing property portfolio at December 31, 2023, includes one quarter of annualized NOI for non-commenced leases and leases with free rent periods (excludes NOI related to assets undervalued by a capitalized NOI method, not in service leased development projects and assets held for sale). Assets undervalued by a capitalized NOI method are identified generally by under 70% leased during the period, assets placed in service and assets acquired in the quarter. For assets in this category an NOI capitalization approach is not appropriate, and accordingly, LXP's net book value has been used.

(2) Our share of carrying value excluding allowance for credit loss.

(3) At cost incurred.

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34

NON-GAAP MEASURES DEFINITIONS LXP has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in this Quarterly Supplemental Information and in other public disclosures. LXP believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable Generally Accepted Accounting Principles (“GAAP”) measures, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund operations. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating LXP's financial performance or cash flow from operating, investing, or financing activities or liquidity. Definitions: Adjusted EBITDA: Adjusted EBITDA represents EBITDA (earnings before interest, taxes, depreciation and amortization) modified to include other adjustments to GAAP net income for gains on sales of properties, non-cash sales-type lease adjustments, impairment charges, debt satisfaction gains (losses), net, non-cash charges, net, straight-line adjustments, change in credit loss revenue, non-recurring charges and adjustments for pro-rata share of non-wholly owned entities. LXP’s calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. LXP believes that net income is the most directly comparable GAAP measure to Adjusted EBITDA. Annualized Cash Base Rent ("ABR"): Annualized Cash Base Rent is calculated by multiplying the current monthly Cash Base Rent by 12. For leases in free rent periods or that were signed prior to the end of the quarter but have not commenced, the first full Cash Base Rent payment is multiplied by 12. Excludes not in service leased development projects. LXP believes ABR provides a meaningful indication of an investment's ability to fund cash needs. Annualized Base Rent: Annualized Base rent is calculated by multiplying the current monthly Base Rent by 12. For leases signed prior to the end of the quarter but have not commenced, the first Base Rent is multiplied by 12. LXP believes Annualized Base Rent provides a meaningful measure to the net lease structure of the portfolio. Base Rent: Base Rent is calculated by making adjustments to GAAP rental revenue to exclude billed tenant reimbursements and lease termination income and to include ancillary income. Base Rent excludes reserves/write-offs of deferred rent receivable, as applicable. LXP believes Base Rent provides a meaningful measure due to the net lease structure of leases in the portfolio. Cash Base Rent: Cash Base Rent is calculated by making adjustments to GAAP rental revenue to remove the impact of GAAP required adjustments to rental income such as adjustments for straight-line rents related to free rent periods and contractual rent increases. Cash Base Rent excludes billed tenant reimbursements, non-cash sales-type lease income and lease termination income, and includes ancillary income. LXP believes Cash Base Rent provides a meaningful indication of an investments ability to fund cash needs. Table of Contents 35

NON-GAAP MEASURES DEFINITIONS Company Funds Available for Distribution (“FAD”): FAD is calculated by making adjustments to Adjusted Company FFO (see below) for (1) straight-line adjustments, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) lease termination payments, net, (5) non-cash income related to sales-type leases, (6) non-cash interest, (7) non-cash charges, net, (8) capitalized interest and internal costs, (9) cash paid for second generation tenant improvements, and (10) cash paid for second generation lease costs. Although FAD may not be comparable to that of other real estate investment trusts (“REITs”), LXP believes it provides a meaningful indication of its ability to fund its quarterly distributions. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity. First Generation Costs: Represents cash spend for tenant improvements and leasing costs for in-service development projects and expenditures contemplated at acquisition for recently acquired properties. Because all companies do not calculate First Generation Costs the same way, LXP's presentation may not be comparable to similarly titled measures of other companies. Funds from Operations (“FFO”) and Adjusted Company FFO: LXP believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity real estate investment trust (“REIT”). LXP believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income. The National Association of Real Estate Investment Trusts, or Nareit, defines FFO as “net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sales of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in value of depreciable real estate held by the entity. The reconciling items include amounts to adjust earnings from consolidated partially-owned entities and equity in earnings of unconsolidated affiliates to FFO.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. LXP presents FFO available to common shareholders and unitholders - basic and also presents FFO available to all equityholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder's option, into LXP's common shares, are converted at the beginning of the period. LXP also presents Adjusted Company FFO available to all equityholders and unitholders - diluted which adjusts FFO available to all equityholders and unitholders - diluted for certain items which we believe are not indicative of the operating results of LXP's real estate portfolio. LXP believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be considered as an alternative to net income as an indicator of LXP’s operating performance or as an alternative to cash flow as a measure of liquidity. Table of Contents 36

NON-GAAP MEASURES DEFINITIONS Net Operating Income (NOI): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of LXP's historical or future financial performance, financial position or cash flows. LXP defines NOI as operating revenues (rental income (less GAAP rent adjustments, non-cash income related to sales-type leases, and lease termination income, net) and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, LXP's NOI may not be comparable to that of other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. LXP believes that net income is the most directly comparable GAAP measure to NOI. Same-Store NOI: Same-Store NOI represents the NOI for consolidated properties that were owned, stabilized and included in our portfolio for two comparable reporting periods. As Same-Store NOI excludes the change in NOI from acquired and disposed of properties, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties. Other REITs may use different methodologies for calculating Same-Store NOI, and accordingly, LXP's Same-Store NOI may not be comparable to other REITs. Management believes that Same-Store NOI is a useful supplemental measure of LXP's operating performance. However, Same-Store NOI should not be viewed as an alternative measure of LXP's financial performance since it does not reflect the operations of LXP's entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of LXP's properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact LXP's results from operations. LXP believes that net income is the most directly comparable GAAP measure to Same-Store NOI. Second Generation Costs: Represents cash spend for tenant improvements and leasing costs to maintain revenues at existing properties and are a component of the FAD calculation. LXP believes that second generation building improvements represent an investment in existing stabilized properties. Stabilized Portfolio: All real estate properties other than acquired or developed properties that have not achieved 90% occupancy within one-year of acquisition or substantial completion. Non-stabilized, substantially completed development projects are classified within investments in real estate under construction. If some portions of a development project are substantially complete and ready for use and other portions have not yet reached that stage, LXP ceases capitalizing costs on the completed portion of the project but continue to capitalize costs for the incomplete portion. When a portion of the development project is substantially complete and ready for its intended use, the classification changes from investments in real estate under construction to operating, the project is placed in service and depreciation commences. Table of Contents 37

SELECT CREDIT METRICS DEFINITIONS

($000)

Adjusted Company FFO Payout:	Twelve months ended December 31, 2023	
Common share dividends per share	$	0.505
Adjusted Company FFO per diluted share		0.70
Adjusted Company FFO payout ratio		**72.1%**
Unencumbered Assets:		
Real estate, at cost	$	4,488,862
Held for sale real estate and intangible assets, at cost		9,018
Investment in a sales-type lease[1]		63,525
less encumbered real estate, at cost		(110,985)
Unencumbered assets	**$**	**4,450,420**
Unencumbered NOI:		
NOI	$	264,528
Disposed of properties NOI		(14,066)
Adjusted NOI		250,462
less encumbered adjusted NOI		(9,341)
Unencumbered adjusted NOI	**$**	**241,121**
Unencumbered NOI %		**96.3%**
Net Debt / Adjusted EBITDA:		
Adjusted EBITDA	**$**	**254,136**
Consolidated debt	$	1,770,827
less consolidated cash and cash equivalents		(199,247)
less consolidated short term investments		(130,140)
Non-consolidated debt, net		94,118
Net debt	**$**	**1,535,558**
Net debt / Adjusted EBITDA		**6.0x**
(Net Debt + Preferred) / Adjusted EBITDA:		
Adjusted EBITDA	**$**	**254,136**
Net debt	$	1,535,558
Preferred shares liquidation preference		96,770
Net debt + preferred	**$**	**1,632,328**
(Net Debt + Preferred) / Adjusted EBITDA		**6.4x**

(Debt + Preferred) / Gross Assets:	Twelve months ended December 31, 2023	
Consolidated debt	$	1,770,827
Preferred shares liquidation preference		96,770
Debt and preferred	**$**	**1,867,597**
Total assets	$	4,192,775
Plus depreciation and amortization:		
Real estate		904,709
Deferred lease costs		10,279
Gross assets	**$**	**5,107,763**
(Debt + Preferred) / Gross Assets		**36.6%**
Debt / Gross Assets:		
Consolidated debt	**$**	**1,770,827**
Gross assets	**$**	**5,107,763**
Debt / Gross assets		**34.7%**
Secured Debt / Gross Assets:		
Total Secure Debt	**$**	**60,124**
Gross assets	**$**	**5,107,763**
Secured Debt / Gross Assets		**1.2%**
Unsecured Debt / Unencumbered Assets:		
Consolidated debt	$	1,770,827
less mortgages and notes payable		(60,124)
Unsecured Debt	**$**	**1,710,703**
Unencumbered assets	**$**	**4,450,420**
Unsecured Debt / Unencumbered Assets		**38.4%**

For the 12/31/2023, 12/31/2022 and 12/31/2021 Select Credit Metric reconciliation see corresponding period Quarterly Supplemental Information.

(1) At carrying value excluding allowance for credit loss.

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38

APPENDIX - OTHER PORTFOLIO Year Number of Leases Expiring ABR as of 12/31/2023 ($000) Percent of ABR as of 12/31/2023 Percent of ABR as of 12/31/2022 # of Properties 3 2024 2 4,229$ 93.1% 41.9% Square Feet 338,301 2025 - - 0.0% 11.1% % Investment Grade (1) 93.1% 2026 - - 0.0% 0.0% % of ABR(2) 1.7% 2027 - - 0.0% 0.6% % Leased 100.0% 2028 - - 0.0% 0.0% Weighted-Average Age (Years)(3) 20.5 2029 - - 0.0% 0.0% Weighted-Average ABR per SF(4) $12.50 2030 - - 0.0% 0.0% Weighted-Average Lease Term (Years)(5) 2.1 2031 - - 0.0% 9.2% % with Fixed Escalation(6) 100.0% 2032 - - 0.0% 0.0% Average Annual Rent Escalation(6) 1.6% 2033 - - 0.0% 0.0% Thereafter 1 311 6.9% 1.6% Total (7) 3 4,540$ 100.0% Footnotes (1) Percent of ABR. Credit ratings based upon either tenant, guarantor or parent/ultimate parent. (2) Based on ABR for consolidated properties owned. (3) Weighting based on square footage, excluding land parcels. (4) Excludes land assets and all vacant square footage. (5) Weighting based on ABR. (6) Based on ABR. Average Annual Rent Escalation based on next rent step percentages. (7) Total shown may differ from detailed amounts due to rounding. 12/31/2023 Additional Information LEASE ROLLOVER SCHEDULE Table of Contents 39

Investor Information Transfer Agent Computershare Overnight Correspondence: PO Box 43006 150 Royall Street, Suite 101 Providence, RI 02940 Canton, MA 02021 (800) 850-3948 www-us.computershare.com/investor Investor Relations Heather Gentry Senior Vice President, Investor Relations Telephone (direct) (212) 692-7219 E-mail hgentry@lxp.com Research Coverage Bank of America Camille Bonnel (416) 369-2140 Green Street Advisors Vince Tibone (949) 640-8780 JMP Securities Mitch Germain (212) 906-3537 KeyBanc Capital Markets Inc. Todd Thomas (917) 368-2286 Evercore Partners Steve Sakwa (212) 446-9462 Jim Kammert (312) 705-4233 Jefferies & Company, Inc. Jon Petersen (212) 284-1705 J.P. Morgan Chase Anthony Paolone (212) 622-6682 Table of Contents 40

LXP INDUSTRIAL TRUST ■ ONE PENN PLAZA ■ SUITE 4015 ■ NEW YORK, NY 10119 ■ WWW.LXP.COM Table of Contents 41